UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020

GENEREX BIOTECHNOLOGY CORPORATION

(Exact of registrant as specified in its charter)

DELAWARE	000-29169	98-0178636
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

10102 USA Today Way, Miramar, Florida 33025

(Address of principal executive offices) (Zip Code)

(416) 364-2551

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

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Item 1.01 Entry into a Material Definitive Agreement.

On August 4, 2020 (the “Effective Date”), Generex Biotechnology Corporation (the “Company”) and three (two of whom are affiliates) institutional accredited investors (each a “Buyer” and, collectively, the “Buyers”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) pursuant to which the Company sold and issued to the Buyers an aggregate of 5,102,040 shares (the “Common Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an aggregate price of $2,000,000 (the “Private Placement”).

Pursuant to the Securities Purchase Agreement, the Company issued to the Buyers (i) Series A Warrants to purchase 5,102,040 shares of Common Stock in the aggregate (the “Series A Warrants”) with an initial exercise price equal to $0.392 per share (the “Series A/B Exercise Price”), (ii) Series B Warrants to purchase 15,306,122 shares of Common Stock in the aggregate (the “Series B Warrants”) with an initial exercise price equal to the Series A/B Exercise Price; (iii) Series C Warrants to purchase the number of shares of Common Stock equal to Maximum Eligibility Number (as defined therein) (the “Series C Warrants”) at an initial exercise price equal to $0.539 per share; and (iv) Series D Warrants to purchase the number of shares Common Stock equal to the Maximum Eligibility Number (as defined therein) (the “Series D Warrants” and together with the Series A Warrants, the Series B Warrants and the Series C Warrants, the “Warrants” and the Warrants together with the Common Shares and the shares of Common Stock underlying the Warrants, the “Securities”) at an exercise price equal to $0.001 per share, in each case, subject to adjustment and beneficial ownership limitations set forth therein. Subject to the satisfaction or waiver of certain conditions set forth in the Series A Warrants, the Company may force the Buyers to exercise the Series A Warrants in full on the twenty second (22nd) trading day (the “Forced Exercise Date”) after the effectiveness of the Company’s registration statement that registers all of the Common Shares and shares underlying the Warrants. The exercise price set forth in each of the Series A Warrants, the Series B Warrants and Series C Warrants is subject to adjustment on certain trigger dates as provided in each such Warrant. The holders of the Series A Warrants, Series B Warrants and Series C Warrants shall be allowed a cashless exercise if a registration statement registering the Securities is not effective within 180 days following the issuance of such Warrants. On certain trigger dates as set forth in the Series D Warrants, the Series D Warrants will become exercisable into a number of shares of Common Stock that would have been issued on the issuance date and upon exercise of the Series A Warrants and Series B Warrants had the purchase price per share and exercise price of the Series A Warrants and Series B Warrants been equal to the applicable reset price as set forth in the Series D Warrant.

The Company expects to receive gross proceeds from the Private Placement of $2.0 million initially, before deducting transaction costs, fees and expenses payable by the Company. The Company intends to use the net proceeds of the Private Placement to first pay certain accrued expenses and the remaining proceeds for working capital purposes and acquisitions.

As required by the Securities Purchase Agreement, each director and officer of the Company has previously entered into a lock-up agreement with the Company whereby each director and officer has agreed that during the period commencing from the date of such agreement until 90 days after the earliest to occur of (x) such time as all of the Securities may be sold without restriction or limitation pursuant to Rule 144 (“Rule 144”) under the Securities Act of 1933, as amended (the “1933 Act”) and without the requirement to be in compliance with Rule 144(c)(1), (y) the one (1) year anniversary of the Issuance of the Warrants, and (z) the date that the initial registration registering the Securities has been declared effective by the Securities and Exchange Commission (the “SEC”); provided, that, this clause (z) shall only apply if there are no limitations as to the number of Securities registrable pursuant to Rule 415 under the 1933 Act, such director or officer will not sell, hypothecate, pledge, grant any option to purchase, make any short sale or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of Common Stock or Common Stock Equivalents, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position with respect to any shares of Common Stock or Common Stock equivalents owned by such director or officer.

The foregoing descriptions of the Securities Purchase Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the complete text of the Securities Purchase Agreement and the forms of Warrants, which are attached hereto as Exhibits 10.1 and 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.01.

Registration Rights

In connection with the Private Placement, the Company and the investors entered into a Registration Rights Agreement dated August 4, 2020 (the “Registration Rights Agreement”) providing for the registration for resale of the Securities (the “Registration Statement”) to be filed with the SEC on or prior to twelve (12) business days after the Effective Date. The Company has agreed to use its commercially reasonable best efforts to cause the Registration Statement to be declared effective as soon as possible, but in no event later than the earlier of the (x) seventy fifth (75th) day after the Effective Date and (y) fifth (5th) business day after the Company is notified by the SEC that the Registration Statement will not be reviewed. The Company shall also be required to register Securities not covered by the Registration Statement in accordance with the provisions of the Registration Rights Agreement. If the Company does not meet its filing or effectiveness deadlines or does not maintain its listing on the OTC QB, then, the Company must pay a cash amount to the Buyers equal to two percent (2.0%) of the aggregate Purchase Price for each missed deadline or maintenance failure and then again on successive dates until such filing or effectiveness is achieved or such failure is cured. In the event these payments are not timely made interest at a rate of to 1.5% per month on late payments shall accrue until such amounts are paid.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, which is attached hereto as Exhibit 4.5 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The sale and issuance of the Common Stock and Warrants in the Private Placement have been determined to be exempt from registration under the 1933 Act in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering, in which the investors are accredited and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof. Such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 3.03 Material Modification to Rights of Security Holders.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
4.1	Form of Series A Common Stock Purchase Warrant
4.2	Form of Series B Common Stock Purchase Warrant
4.3	Form of Series C Common Stock Purchase Warrant
4.4	Form of Series D Common Stock Purchase Warrant
4.5	Registration Rights Agreement dated as of August 4, 2020 between the Company and each other party a signatory thereto
10.1	Securities Purchase Agreement dated as of August 4, 2020 between the Company and each buyer a signatory thereto

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 5, 2020

GENEREX BIOTECHNOLOGY CORPORATION

/s/Joseph Moscato

By: Joseph Moscato, CEO, President

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